UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington D.C., 20549

Form 8-K

Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date Of Report (Date Of Earliest Event Reported): July 2, 2010

PURESPECTRUM, INC.
(Exact Name of Registrant as Specified in its Charter)

Commission File Number: 333-148158

Delaware	41-2233202
(State or Other Jurisdiction Of Incorporation or Organization)	(I.R.S. Employer Identification No.)

340 Eisenhower Dr.
Building 600, Suite 610
Savannah, Georgia 31406
(Address of Principal Executive Offices, Including Zip Code)

912-961-4980
(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

⃞ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⃞ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

⃞ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

⃞ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01	Regulation FD Disclosure

In accordance with General Instruction B.2 of Form 8K, the information in this Item 7.01 is being furnished for informational purposes only and shall not be deemed “filed” for purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities of that section , nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as otherwise expressly stated in such filing. The filing of this Form 8-K shall not be deemed an admission as to the materiality of any information herein that is required to be disclosed solely by Regulation FD.

Item 8.01	Other Events

On July 2, 2010, PureSpectrum, Inc., a Delaware company (the Company), and Ultra-Tech Lighting, a New Jersey limited liability company, signed a letter of intent outlining a possibly corporate reorganization which would combine the two companies. The Company has included Exhibit 99.1 as a part of this Form 8-K  to describe the potential transaction.

Item 9.01	Financial Statements and Exhibits

Exhibits

Exhibit Number	Description of Exhibit
99.1	Press release describing potential business combination transaction with Ultra-Tech Lighting.

Signature(s)

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PureSpectrum, Inc.

	By:	/S/ William R. Norton
Name: William R. Norton
Title: Executive Vice President

Date: July 6, 2010